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                                                                    EXHIBIT 23.2



                     CONSENT OF INDEPENDENT PUBLIC AUDITORS



     We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-2 of our report dated January 23, 1996, with respect to the consolidated financial statements of Union Bankshares, Ltd. and Subsidiary for the year ending December 31, 1995. We also consent to the reference to our firm under the heading "Experts" in the prospectus.




                                            /s/ McGLADREY & PULLEN, LLP
                                        --------------------------------------
                                                McGLADREY & PULLEN, LLP


Charlotte, North Carolina
November 16, 1998